Exhibit 99.1

Lantronix Reports Record Revenue for Second Quarter of Fiscal 2024

•	Second Quarter Net Revenue of $37 Million, up 12 Percent Sequentially and up 18 Percent Year-Over-Year
•	Second Quarter GAAP EPS of ($0.07) vs. ($0.07) in the Prior Year
•	Second Quarter Non-GAAP EPS of $0.08 vs. $0.04 in the Prior Year

IRVINE, Calif., Feb. 8, 2024 – Lantronix Inc. (NASDAQ: LTRX), a global provider of compute and connectivity IoT solutions that target high-growth applications in Smart Cities, Automotive, and Enterprise, today reported results for its second quarter of fiscal 2024.

Net revenue totaled $37.0 million, up 12 percent sequentially and up 18 percent year-over-year.

GAAP EPS of ($0.07), compared to ($0.07) in the prior year and ($0.05) in the prior quarter.

Non-GAAP EPS of $0.08, compared to $0.04 in the prior year and $0.07 in the prior quarter.

Business Outlook

For the third fiscal quarter of 2024, the company expects revenue in a range of $38 million to $42 million and non-GAAP EPS of $0.09 to $0.13 per share.

For fiscal year 2024, the company expects revenue in a range of $155 million to $165 million and non-GAAP EPS in a range of $0.35 to $0.45 per share.

Conference Call and Webcast

Management will host an investor conference call and audio webcast on Thursday, Feb. 8, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the second quarter of fiscal 2024 that ended Dec. 31, 2023. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q2 FY 2024 call. The webcast will be available simultaneously via the investor relations section of the company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on Feb. 8, 2024, at the Lantronix website. A telephonic replay will also be available through Feb. 15, 2024, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada toll-free at 1-855-669-9658 and entering passcode 8152889.

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About Lantronix

Lantronix Inc. is a global provider of compute and connectivity IoT solutions that target high-growth industries, including Smart Cities, Automotive and Enterprise. Lantronix’s products and services empower companies to achieve success in the growing IoT markets by delivering customizable solutions that address each layer of the IoT stack. Lantronix’s leading-edge solutions include intelligent substation infrastructure, infotainment systems and video surveillance, supplemented with advanced Out-of-Band Management (OOB) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the third fiscal quarter of 2024 and fiscal year 2024. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic or other outbreaks, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand;  the impact of the COVID-19 pandemic or another pandemic or similar outbreak, including the emergence of new more contagious and/or vaccine-resistant strains, on our business, employees, supply and distribution chains and the global economy; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 12, 2023, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, filed with the SEC on November 8, 2023, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2024 Lantronix Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	June 30,
	2023	2023
Assets
Current assets:
Cash and cash equivalents	$22,146	$13,452
Accounts receivable, net	30,381	27,682
Inventories, net	42,774	49,736
Contract manufacturers' receivables	1,767	3,019
Prepaid expenses and other current assets	2,839	2,662
Total current assets	99,907	96,551
Property and equipment, net	4,815	4,629
Goodwill	27,824	27,824
Intangible assets, net	7,871	10,565
Lease right-of-use assets	10,617	11,583
Other assets	589	472
Total assets	$151,623	$151,624

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,595	$12,401
Accrued payroll and related expenses	3,303	2,431
Current portion of long-term debt, net	3,002	2,743
Other current liabilities	32,089	28,813
Total current liabilities	47,989	46,388
Long-term debt, net	14,720	16,221
Other non-current liabilities	12,138	11,459
Total liabilities	74,847	74,068

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	299,385	295,686
Accumulated deficit	(222,984)	(218,505)
Accumulated other comprehensive income	371	371
Total stockholders' equity	76,776	77,556
Total liabilities and stockholders' equity	$151,623	$151,624

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2023	2023	2022	2023	2022
Net revenue	$37,038	$33,031	$31,506	$70,069	$63,301
Cost of revenue	22,007	18,934	17,712	40,941	35,471
Gross profit	15,031	14,097	13,794	29,128	27,830
Operating expenses:
Selling, general and administrative	10,224	9,170	9,813	19,394	18,970
Research and development	4,725	5,106	5,084	9,831	9,610
Restructuring, severance and related charges	530	20	82	550	174
Acquisition-related costs	–	–	102	–	315
Fair value remeasurement of earnout consideration	–	(9)	(673)	(9)	(673)
Amortization of intangible assets	1,310	1,384	1,497	2,694	2,916
Total operating expenses	16,789	15,671	15,905	32,460	31,312
Loss from operations	(1,758)	(1,574)	(2,111)	(3,332)	(3,482)
Interest expense, net	(232)	(338)	(354)	(570)	(616)
Other income (loss), net	(23)	19	(26)	(4)	8
Loss before income taxes	(2,013)	(1,893)	(2,491)	(3,906)	(4,090)
Provision (benefit) for income taxes	580	(7)	118	573	172
Net loss	$(2,593)	$(1,886)	$(2,609)	$(4,479)	$(4,262)
Net loss per share - basic and diluted	$(0.07)	$(0.05)	$(0.07)	$(0.12)	$(0.12)
Weighted-average common shares - basic and diluted	37,354	36,982	36,352	37,170	35,883

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2023	2023	2022	2023	2022
GAAP net loss	$(2,593)	$(1,886)	$(2,609)	$(4,479)	$(4,262)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	64	41	61	105	112
Employer portion of withholding taxes on stock grants	1	4	–	5	12
Amortization of manufacturing profit in acquired inventory	189	317	80	506	104
Depreciation and amortization	109	86	118	195	248
Total adjustments to cost of revenue	363	448	259	811	476
Selling, general and administrative:
Share-based compensation	1,628	1,273	1,434	2,901	2,839
Employer portion of withholding taxes on stock grants	10	37	10	47	142
Depreciation and amortization	338	334	260	672	415
Total adjustments to selling, general and administrative	1,976	1,644	1,704	3,620	3,396
Research and development:
Share-based compensation	484	428	370	912	702
Employer portion of withholding taxes on stock grants	5	13	2	18	24
Depreciation and amortization	52	108	63	160	127
Total adjustments to research and development	541	549	435	1,090	853
Restructuring, severance and related charges	530	20	82	550	174
Acquisition related costs	–	–	102	–	315
Fair value remeasurement of earnout consideration	–	(9)	(673)	(9)	(673)
Amortization of purchased intangible assets	1,310	1,384	1,497	2,694	2,916
Litigation settlement cost	–	–	80	–	80
Total non-GAAP adjustments to operating expenses	4,357	3,588	3,227	7,945	7,061
Interest expense, net	232	338	354	570	616
Other (income) expense, net	23	(19)	26	4	(8)
Provision (benefit) for income taxes	580	(7)	118	573	172
Total non-GAAP adjustments	5,555	4,348	3,984	9,903	8,317
Non-GAAP net income	$2,962	$2,462	$1,375	$5,424	$4,055

Non-GAAP net income per share - diluted	$0.08	$0.07	$0.04	$0.14	$0.11

Denominator for GAAP net income per share - diluted	37,354	36,982	36,352	37,170	35,883
Non-GAAP adjustment	1,228	693	819	938	1,126
Denominator for non-GAAP net income per share - diluted	38,582	37,675	37,171	38,108	37,009

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Six Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Embedded IoT Solutions	$11,764	$11,373	$13,668	$23,137	$28,763
IoT System Solutions	23,022	19,036	14,913	42,058	29,534
Software & Services	2,252	2,622	2,925	4,874	5,004
	$37,038	$33,031	$31,506	$70,069	$63,301

	Three Months Ended			Six Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Americas	$20,601	$22,933	$19,688	$43,534	$40,618
EMEA	12,886	6,591	4,905	19,477	10,106
Asia Pacific Japan	3,551	3,507	6,913	7,058	12,577
	$37,038	$33,031	$31,506	$70,069	$63,301

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